QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.4

AMENDMENT NO. 3
TO
COST ALLOCATION AGREEMENT

WHEREAS, Zenith National Insurance Corp., Zenith Insurance Company, ZNAT Insurance Company, CalFarm Insurance Company, CalFarm Insurance Agency, and Zenith Star Insurance Company have previously entered into a Cost Allocation Agreement; and

WHEREAS, Zenith Insurance Company has recently formed and owns 100% of the outstanding common stock of Zenith Insurance Company of Florida; and

WHEREAS, Zenith Insurance Company of Florida desires to become a party to the aforementioned Cost Allocation Agreement;

IN CONSIDERATION OF THE PREMISES, the parties agree as follows:

1.
Effective January 1,1998, Zenith Insurance Company of Florida shall become a party to the inter-company Cost Allocation Agreement, subject to all of the terms, conditions and obligations thereunder.

2.
In all other respects the Cost Allocation Agreement remains unchanged.

IN WITNESS WHEREOF, each of the undersigned parties has caused this Amendment No. 3 to be executed on its behalf, this 7th day of January, 1998.

ZENITH NATIONAL INSURANCE CORP.		ZENITH INSURANCE COMPANY

By:	/s/ JOHN J. TICKNER	By:	/s/ JOHN J. TICKNER

ZENITH STAR INSURANCE COMPANY		CALFARM INSURANCE COMPANY

By:	/s/ JOHN J. TICKNER	By:	/s/ JOHN J. TICKNER

CALFARM INSURANCE AGENCY		ZNAT INSURANCE COMPANY

By:	/s/ JOHN J. TICKNER	By:	/s/ JOHN J. TICKNER

QuickLinks

AMENDMENT NO. 3 TO COST ALLOCATION AGREEMENT